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                                                                   EXHIBIT 10(c)


[MERRILL LYNCH LIFE INSURANCE COMPANY]




                         CONSENT OF BARRY G. SKOLNICK, ESQ.




I hereby consent to the reference to my name under the caption "Legal Matters" in the prospectus included in Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 for certain variable annuity insurance contracts issued through Merrill Lynch Life Variable Annuity Separate Account A and included in the prospectus included in Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 for certain variable annuity insurance contracts issued through Merrill Lynch Life Variable Annuity Separate Account B of Merrill Lynch Life Insurance Company, File Nos. 33-43773 and 33-45379.



                                    /s/ Barry G. Skolnick
                                   ---------------------------------------------
                                   Barry G. Skolnick, Esq.
                                   Senior Vice President and General Counsel




April 29, 1998